SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K


                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 19, 1995

Commission          Registrant, State of Incorporation,       I.R.S. Employer
File Number         Address and Telephone Number              Identification No.


0-346               Central Power and Light Company              74-0550600
                    (A Texas Corporation)
                    539 North Carancahua Street
                    Corpus Christi, TX 78401-2802
                    (512) 881-5300







ITEM 5. OTHER EVENTS

UNAUDITED FINANCIAL INFORMATION IN ANTICIPATION OF A CENTRAL
POWER AND LIGHT COMPANY DEBT OFFERING



SELECTED FINANCIAL INFORMATION (UNAUDITED)
(thousands)

                             Three Months          Twelve Months
                                Ended                  Ended
                             September 30,         September 30,
                            1995      1994             1995

Operating Revenues        $358,790  $364,044        $1,068,134
Operating Income           104,082    96,062           279,332
Net Income                  82,238    82,877           209,350
Net Income for
  Common Stock              78,703    79,492           195,131

Net Utility Plant                                    3,470,450


CAPITALIZATION (UNAUDITED)
(thousands, except percentages)

                             September 30,
                                 1995

Common Equity             $1,459,699    45.2%
Preferred Stock              250,351     7.8%
Long-term Debt (1)         1,517,887    47.0%
                          $3,227,937   100.0%

(1) Does not include $0.5 million of long-term debt due within 12 months.




                           Page 2


RATIO OF EARNINGS TO FIXED CHARGES (UNAUDITED)
(thousands, except ratios)

                                      Twelve Months Ended
                                          September 30,
                                              1995

Operating Income                            $279,332

Adjustments:
  Federal income taxes                        60,792
  Provision for deferred Federal
   income taxes                              (42,955)
  Deferred investment tax credits             (5,789)
  Other income and deductions                 12,695
  Allowance for borrowed and equity funds
    used during construction                   5,447
  Mirror CWIP amortization                    47,750
Earnings                                    $357,272

Fixed Charges:
  Interest on long-term debt                $117,385
  Other interest                              18,487
Fixed Charges                               $135,872

Ratio of Earnings to Fixed Charges              2.63




                           Page 3

RATIO OF EARNINGS TO FIXED CHARGES
AND PREFERRED STOCK DIVIDENDS (UNAUDITED)
(thousands, except ratios)

                                      Twelve Months Ended
                                          September 30,
                                              1995

Operating Income                            $279,332

Adjustments:
  Federal income taxes                        60,792
  Provision for deferred Federal
    income taxes                             (42,955)
  Deferred investment tax credits             (5,789)
  Other income and deductions                 12,695
  Allowance for borrowed and equity funds
    used during construction                   5,447
  Mirror CWIP amortization                    47,750
Earnings                                    $357,272

Fixed Charges:
  Interest on long-term debt                $117,385
  Other interest                              18,487
  Preferred stock dividends requirements      15,038
Fixed Charges                               $150,910

Ratio of Earnings to Fixed Charges              2.37





                           Page 4
SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    CENTRAL POWER AND LIGHT COMPANY



Date:  October 19, 1995


                    By: /s/ R. Russell Davis
                            R. Russell Davis
                              Controller







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